GLOBAL INCOME FUND 11 Hanover Square, New York, NY 10005 American Stock Exchange Symbol:GIF

Semi-Annual Report
December 31, 1998


February 10, 1999

Fellow Shareholders:

            It is a pleasure to submit this report for the six months ended December 31, 1998 for Global Income Fund. The primary investment objective of the Fund is to provide for its shareholders a high level of income and, secondarily, capital appreciation. The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities. At December 31, 1998 the Fund had approximately 82% of its total assets invested in fixed income securities with an actual or deemed investment grade rating, and approximately 18% of its total assets in fixed income securities with an actual or deemed rating below investment grade. At year end, the three countries where the Fund has its largest investment allocations were the United States (36.1%), Argentina (22.2%), and the United Kingdom (11.2%), with the balance spread over 10 other countries and supranational organizations. Additionally, the Fund uses financial leverage from time to time to purchase or carry securities, although such financial leverage is speculative and increases both investment opportunity and investment risk, and there can be no assurance that the Fund will achieve its investment objectives.

Review and Outlook

            Declining interest rates are most frequently associated with slowing growth and rising unemployment, but that was not the case last summer and fall. During this period, in response to distressed financial market conditions, the Federal Reserve pre-emptively lowered its Federal Funds rate target by a total of 0.75 %, but the U.S. economy grew at around a 4% rate, well above "trend," and unemployment fell to less than 4.5%. Additionally, the central bankers of 37 different countries engaged in 82 different interest rate reductions from October 1998 through the end of the year. Likewise, international debt markets experienced severe dislocation during the second half of 1998 and different fixed income market sectors experienced widely divergent returns. For example, for the six months ended December 31, 1998 the Lehman Brothers Aggregate Bond Index and the JPMorgan Emerging Market Bond Index, Plus had respective total returns of +4.57% and -13.42%. Reflecting these conditions, the Fund's total return was -4.64% for the six months ended December 31, 1998 on a net asset value basis.

            Although  several  influences  contributed  to  the  disruptions  in financial markets, the devaluation of the Russian ruble and the Russian government's de facto default on its debt were critical events. Dramatic losses were incurred by participants in a variety of fixed income markets, including banks and securities dealers. Losses at one large hedge fund required intervention by the Federal Reserve to organize a private restructuring of the fund. This period also witnessed an abrupt decline in equity prices.
            The  injection  of  liquidity  by the  Federal  Reserve  and central bankers throughout the developed world restored financial market stability and caused a significant decline in U.S. interest rates. U.S. government debt prices also rose during this period due to their attraction as a safe haven during times of turmoil. Between the end of June and year end, 30 year Treasury bond rates fell by over 0.5%, and briefly yielded less than 4.75%. Shorter term assets, such as Treasury notes maturing in two years, declined briefly by almost a full percent, to as low as 3.75%, as investors sought safety and liquidity, and anticipated additional Federal Reserve easing. Since late autumn, as financial markets have recovered, and the domestic economy has continued to expand, interest rates have risen moderately. While the issues which made 1998 challenging for international investors have not disappeared with the turn of the calendar, a number of financial markets have demonstrated greater stability.

            Within the United States, when the Federal Reserve was lowering interest rates during the fall, the economy grew at a healthy 3.7% annual rate. The economy remained strong in the fourth quarter as well, growing at a robust 5.6% rate. Ironically, with inflation, as measured by the Consumer Price Index, up only 1.6% over the last year, and rising only 0.8% in the fourth quarter _ the lowest in 40 years _ the 4.75% Federal Funds rate is still somewhat restrictive by historic measures, despite the recent reductions. Additionally, the $70 billion Federal budget surplus also exerts a fiscal drag on the economy, yet the economic expansion continues. Thus, the impact of traditional monetary and fiscal policy on growth has been muted in the current environment, and no one explanation for this is entirely satisfying. Many factors, notably declining import and commodity prices, high levels of industrial capacity, and increases in productivity have contributed to the persistence of the expansion. Nominal yield levels on U.S. government securities are low, but real returns are attractive, especially compared to other developed countries. The limited supply of Treasury debt is a positive for the market, but the demand from foreign investors is difficult to gauge given the potential for Japanese repatriation and international portfolio rebalancing into the Euro.

            Globally, the interruption of the dollar's three year strengthening trend versus the Japanese yen and most continental currencies (now the Euro) was the most significant development in the second half of 1998. The advent of the Euro as a reserve currency, and the economic unification of much of the continent should be positive for growth, and favor a strengthening Euro. We are concerned that many European countries are experiencing slowdowns due to declines in manufactured exports to less developed countries, which may contribute to a weaker Euro. Economic performance has been mixed in Asia, with South Korean markets recovering while the Japanese economy remains mired. The recent strength in the Japanese yen and stock market may well reflect technical circumstances, such as repatriation, rather than the economy responding to government reforms or stimulus. The ultimate impact of Brazil's loss of reserves and devaluation is uncertain, but it will undoubtedly retard growth throughout South and Central America in 1999. 10% Dividend Distribution Policy Continued

            The adoption by the Fund's Board of Directors in June 1997 of a managed 10% dividend distribution policy continues to be well received. The policy is intended to provide shareholders with a stable cash flow and reduce or eliminate any market price discount to net asset value. The monthly dividend distributions of approximately 10% on an annual basis of the Fund's net asset value will be paid primarily from ordinary income and any capital gains with the balance representing return of capital. For the six months ended December 31, 1998, actual distributions were 5.61% (equivalent to 11.22% annually) of average net assets with approximately 76.75% derived from net investment income and the balance from return of capital. We believe shares of the Fund are a sound value and an attractive investment for income oriented portfolios.

Reinvestment Plan Offers Important Advantage

            The Fund's  current net asset value is $6.09.  With a recent closing market price of $5.19 per share, we believe this represents an important opportunity to purchase additional shares at an attractive discount from their underlying value. The Fund's Dividend Reinvestment Plan is particularly attractive because monthly dividend distributions are reinvested without charge at the lower of net asset value per share or market price, which can contribute significantly to growing your investment over time.

            We appreciate your support and look forward to continuing to serve your investment needs.

Sincerely,





            Thomas B. Winmill                   Steven A. Landis
            President                           Senior Vice President




 GLOBAL INCOME FUND, INC.
Schedule of Portfolio Investments - December 31, 1998 (Unaudited)

     Par Value                                                                       Market Value
                 BONDS (100.0%)
                 Argentina (22.2%)
    $1,000,000   Astra Compania Argentina de Petroleo S.A., 11.625%,
                 due 12/02/99 (2)                                                     $ 1,028,750
       500,000   Banco Hipotecario SA ,13% Bonds, due 12/03/08                            506,250
     1,000,000   Bridas Corp., 12.50% Senior Notes, due 11/15/99                        1,021,250
       500,000   CIA Radiocomunic Moviles, 9.25% Notes, due 5/08/08                       467,500
     1,500,000   Camuzzi Gas, 9.25% Bonds, due 12/15/01                                 1,464,375
       500,000   Mastellone Hermanos SA, 11.75% Bonds, due 4/01/08                        407,500
L2,725,000,000   Perez Companc Floating Rate Notes, due 4/01/02                         1,569,018
     1,478,566   Province of Tucuman, 9.45%, due 8/01/04                                1,186,550
     1,000,000   Republic of Argentina, 8.75%, due 7/10/02                                820,000
                                                                                        8,471,193
                 Brazil (3.6%)
       500,000   CIA Energ Minas Gerais, 9.125% Notes, due 11/18/04                       415,000
       500,000   Radio e Televisao Bandeirantes Ltda., 12.875% Notes, due 5/15/06         261,250
     1,177,620   Republic of Brazil C Bonds, due 4/15/14                                  703,627
                                                                                        1,379,877
                 Bulgaria (1.5%)
     1,000,000   Bulgaria, 2.50%, due 9/29/49                                             572,500

                 Chile (2.2%)
     1,000,000   Banco Santiago S.A., 7% Subordinated Notes, due 7/18/07                  839,503

                 Colombia (2.1%)
     1,000,000   Termoemcali Funding Corp., 10.125%, due 12/15/14 (2)                     782,500

                 Dominican Republic (1.1%)
       500,000   Tricom S.A., 11.375% Senior Notes, due 9/01/04 (2)                       411,250

                 Germany (4.7%)
   DM1,000,000   Deutschland Republic, 4.75% Bonds, due 7/04/08 (1)                       641,641
   ZL2,000,000   KFW International Finance, 16.30%, due 6/24/03 (1)                       653,846
   ZL1,500,000   Westbl Finance Curacao NV, 16.75%, due 6/25/02 (1)                       488,782

                       1,784,269
                 Lithuania (5.4%)
     2,204,000   Lietuvos Energija Amortising, Floating Rate Note,
                     due 4/06/00                                                        2,060,740

                 Mexico (4.8%)
       500,000   Pemex Finance Ltd., 8.02%, due 5/15/07                                   500,000
       500,000   Petroleos Mexicanos, 9.375%, due 12/2/08                                 497,500
     1,500,000   United Mexican States, 8% Bonds, due 7/23/08 (1)                         841,242

                                                                                        1,838,742
                 Poland (1.3%)
     ZL500,000   TPSA Finance BV, 7.125%, due 12/10/03 (1)                                492,329

                 United Kingdom (11.2%)
   ZL2,000,000   Abbey National Treasury Service, 16%, due 6/24/02 (1)                    636,182
(pound)750,000   Sutton Bridge Financing Ltd., 8.625%, due 6/30/22 (1) (2)              1,483,097
     4,000,000   Rothschild Continuation Finance B.V. Primary Capital Floating
                 Rate Notes                                                             2,140,000
                                                                                        4,259,279
                 United States (36.1%)
       500,000   Conseco Finance Trust II, 8.70%, Capital Trust Pass through
                 Securities, due 11/15/26                                                 465,546
       250,000   Equifax Inc., 6.30%, due 7/01/05                                         257,813
     1,000,000   First Hawaiian Capital I, 8.343%, due 7/01/27                          1,037,113
   ZL2,000,000   General Electric Capital Corp., 15% Senior Unsubordinated,
                 due 8/07/01 (1)                                                          599,002
       500,000   Pennzoil Co., 10.25% Debentures, due 11/01/05                            565,922
       550,000   Remington Oil & Gas L.L.C., 8.25% Subordinated
                 Notes, due 12/01/02                                                      541,750
       500,000   Socgen Real Estate L.L.C., 7.64% Bonds, due 12/29/49                     464,197
       500,000   Staples Inc., 7.125% Senior Notes, due 8/15/07                           515,981
     1,000,000   Federal National Mortgage Assn., 6%, due 5/15/08                       1,057,067
     3,300,000   U.S. Treasury Note, 5.50%, due 2/15/08                                 3,499,033
     3,500,000   U.S. Treasury Note, 5.625%, due 5/15/08                                3,735,158
     1,000,000   U.S. Treasury Note, 5.25%, due 8/15/03                                 1,025,313
                                                                                       13,763,895

                 Supernational/Other (3.9%)
   DM1,000,000   Corporacion Andina De Fomento, 5.375% Bonds, due 1/29/03 (1)             580,707
     1,000,000   Overseas Receivables Credit Acceptance Ltd., 9.50%
                 Jr. Subordinated Notes, due 2/12/03                                      923,750
                                                                                        1,504,457

                                   Total Investments (cost: $39,562,179) (100.0%)     $38,160,534


(1)         Par value stated in currency indicated; market value stated in U.S. dollars.
(2)         Purchased pursuant to Rule 144A exemption from Federal registration requirements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998 (Unaudited)

ASSETS:
 Investments at market value
            (cost: $39,562,179) (note 1) ........................  $38,160,534
 Cash ...........................................................      421,766
 Interest receivable ............................................      868,088
 Other assets ...................................................        5,322
                     Total assets ...............................   39,455,710
LIABILITIES:
 Payables:
     Reverse repurchase agreement ...............................    8,320,875
     Investment securities purchased ............................      416,424
     Demand note payable to bank (note 5) .......................      359,472
     Interest ...................................................        2,741
 Accrued management fees ........................................       17,840
 Accrued expenses ...............................................       20,412
 Other liabilities ..............................................      217,580
                     Total liabilities ..........................    9,355,344
NET ASSETS: (applicable to 4,846,226
   outstanding shares: 20,000,000 shares
   of $.01 par value authorized) ................................   $30,100,366
NET ASSET VALUE PER SHARE
   ($30,100,366 / 4,846,226) ....................................      $6.21

At December 31, 1998, net assets consisted of
 Paid-in capital ................................................  $51,457,661
 Accumulated net realized loss on
            investments, foreign currencies and futures ......... (19,554,272)
 Accumulated deficit in net investment income ...................    (401,010)
 Net unrealized depreciation on
            investments and foreign currencie and futures .......  (1,402,013)
                                                                   $30,100,366

STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 1998 (Unaudited)

INVESTMENT INCOME:
 Interest (net of $28,724 of foreign tax) ........................   $1,727,922
EXPENSES:
 Interest (note 5) ...............................................      187,511
 Investment management (note 3) ..................................      108,608
 Custodian .......................................................       34,337
 Professional (note 3) ...........................................       29,216
 Directors .......................................................       17,922
 Printing ........................................................       13,042
 Transfer agent ..................................................        7,181
 Registration ....................................................        6,806
 Other ...........................................................        1,260
            Total expenses .......................................      405,883
            Fee reductions (note 4) ..............................      (1,570)
            Net expenses .........................................      404,313
                     Net investment income .......................    1,323,609
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS, FOREIGN
 CURRENCIES AND FUTURES:
 Net realized loss from security transactions ....................  (2,614,527)
 Net realized loss from foreign currency
            and futures transactions .............................     (19,306)
 Unrealized depreciation of investments, foreign
            currencies and futures during the period .............    (361,904)
            Net realized and unrealized loss on
                     investments, foreign currencies and futures .  (2,995,737)
            Net decrease in net assets resulting
                     from operations ............................. $(1,672,128)

STATEMENTS OF CHANGES IN NET ASSETS
For The Six Months Ended December 31, 1998
(Unaudited) and for the Year Ended June 30, 1998
                                                                                                December  31,        June 30,
                                                                                                   1998               1998
OPERATIONS:
 Net investment income .......................................................................   $1,323,609        1,930,088
 Net realized loss from security, foreign currency and futures transactions ..................   (2,633,833)        (805,557)
 Unrealized depreciation of investments, foreign currencies and
            futures during the period ........................................................     (361,904)      (1,211,629)
            Net change in net assets resulting from operations ...............................   (1,672,128)         (87,098)
 Subtractions from paid-in capital (note 6) ..................................................        -             (349,978)

DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income ($0.36 and $0.52 per share, respectively) ..........   (1,724,619)      (1,660,618)
 Distributions from paid-in capital ($0.32 per share) ........................................        -             (933,121)

CAPITAL SHARE TRANSACTIONS:
 Change in net assets resulting from capital share transactions (a) (note6) ..................      472,852       10,694,156

            Total change in net assets .......................................................   (2,923,895)       7,663,341
NET ASSETS:
 Beginning of period .........................................................................   33,024,261       25,360,920

 End of period (including accumulated deficit in net investment income
            of $401,010 as of December 31, 1998) .............................................  $30,100,366       $33,024,261

(a)           Transactions in capital shares were as follows:

December 31, 1998                                                  June 30, 1998
                                                 Shares        Value          Shares         Value
Shares issued in reinvestment of distributions   83,673       $472,852       178,392$      1,386,689
Shares issued in rights offering (note 6)             -              -      1,576,468      9,307,467
Net increase                                     83,673       $472,852      1,754,860     10,694,156


Notes to Financial Statements

(Unaudited)

(1) The Fund is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company, whose shares are listed on the American Stock Exchange. The primary objective of the Fund is a high level of income and secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in foreign and domestic fixed income securities, depending on the Investment Manager's evaluation of current and anticipated market conditions, as set forth in its prospectus. The Fund is subject to the risk of price fluctuations of the securities held in its portfolio which is generally a function of the underlying credit ratings of an issuer, the duration and yield of its securities, and general economic and interest rate conditions. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Futures contracts are marked to market daily and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Forward currency contracts are undertaken to hedge certain assets denominated in foreign currencies. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities in accordance with income tax regulations. Dividends and distributions to shareholders are recorded on the ex-dividend date. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At June 30, 1998, the Fund had an unused capital loss carryforward of approximately $16,582,000 of which, $8,549,000 expires in 1999, $1,656,000 in 2000, $4,110,000 in 2001,
$173,000 in 2003,  $1,880,000  in 2004 and  $214,000  in 2006.  Based on Federal
income tax cost of $39,562,179 gross unrealized appreciation and gross unrealized depreciation were $711,511 and $2,113,156, respectively, at December 31, 1998. Distributions paid to shareholders during the year ended June 30, 1998 differ from net investment income and net gains (losses) from security, foreign currency and futures transactions as determined for financial reporting purposes principally as a result of the characterization of realized foreign currency gains (losses) for tax/book purposes, the taxability of unrealized appreciation (depreciation) on certain forward currency contracts and the utilization of capital loss carryforwards. These distributions are classified as "distributions from paid-in capital" in the Statements of Changes in Net Assets.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Pursuant to the investment management agreement, the Investment Manager is paid by the Fund a fee, payable monthly, based on the average weekly net assets of the Fund, and computed at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. This fee is calculated by determining the average of net assets on each Friday of a month and applying the applicable rate to such average for the number of days in the month. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $6,261 for providing certain administrative and accounting services at cost for the six months ended December 31, 1998.

At the Annual Meeting of Shareholders of the Fund held on November 24, 1998, shareholders were asked to elect a director, to ratify the selection of independent auditors, and to amend the Fund's Articles of Incorporation to change the Fund's name. Shareholders elected Peter K. Werner director of the Fund with 4,577,500 shares voted in favor and 141,118 shares voted to withhold authority. The names of each other director whose term of office continued after the meeting are George B. Langa, Bassett S. Winmill, Mark C. Winmill, and Thomas
B. Winmill. Regarding the independent auditors, 4,565,384 shares voted in favor, 85,714 shares voted against, and 67,520 shares voted to withhold authority. Regarding the amendment of the Fund's Articles of Incorporation to change the Fund's name, 4,495,295 shares voted in favor, 157,429 shares voted against, and 65,894 shares voted to abstain.

(4) The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $1,570 under such arrangements. Purchases and sales of securities other than short term notes aggregated $39,228,590 and $37,601,881, respectively, for the six months ended December 31, 1998.

(5) The Fund may borrow through a committed bank line of credit and reverse repurchase agreements. At December 31, 1998, there was a balance outstanding of $359,472 on the line of credit and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the six months ended December 31, 1998, the annualized weighted average interest rate was 4.01% based on the balances outstanding from the line of credit and reverse repurchase agreements and the weighted average amount outstanding was $9,266,382.

(6) Under the Dividend Reinvestment Plan (the "Plan"), each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. Whenever the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on the Exchange prior to such date, then the mean between the closing bid and asked quotations for the shares on the Exchange on such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

On May 20, 1998, the Fund issued to its shareholders of record on that date, non-transferable rights entitling the holders thereof to subscribe for an aggregate of 1,576,468 shares of the Fund's common stock. In connection with the rights offering, estimated costs of $300,000 were charged against paid-in capital. At the conclusion of the offering period, 1,576,468 shares were issued at a subscription price of $6.15, resulting in $9,307,467 (net of sales load) credited to paid-in capital.



FINANCIAL HIGHLIGHTS

                                         Six Months
                                           Ended
                                          December
                                         31, 1998**        1998           1997          1996          1995          1994
PER SHARE DATA*
Net asset value at beginning of period ..  $6.93          $8.43          $7.92         $8.00         $8.25         $9.39
Income from investment operations:
  Net investment income ................    0.28           0.52           0.51          0.26          0.17          0.6
  Net realized and unrealized gain
    (loss) on investments ..............   (0.64)         (1.18)          0.59          0.23          0.18         (1.02)
   Total from investment operations ....   (0.36)         (0.66)          1.1           0.49          0.35         (0.42)
Less distributions:
  Distributions from net investment
    income .............................   (0.36)         (0.52)         (0.59)        (0.26)        (0.17)        (0.6)
  Distributions in excess of net
    realized gains .....................      -              -             -             -              -          (0.12)
  Distributions from paid-in capital ...      -           (0.32)           -           (0.31)        (0.43)          -
   Total distributions .................   (0.36)         (0.84)         (0.59)        (0.57)        (0.60)        (0.72)
Net asset value at end of period .......   $6.21          $6.93          $8.43         $7.92         $8.00         $8.25
Per share market value at end of
    period .............................   $5.50          $6.44          $8.50
TOTAL RETURN ON NET ASSET VALUE BASIS...   (4.64%)        (8.44%)        14.71%         6.26%         4.52%        (5.12%)
TOTAL RETURN ON MARKET VALUE BASIS (a) .   (9.12%)       (15.65%)        15.71%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period
    (000's omitted) ....................   $30,100        $33,024       $25,361       $30,865       $39,180       $44,355
Ratio of expenses to average net
    assets (b) (c) .....................    2.62%**        3.52%          2.71%         2.18%         2.21%         1.98%
Ratio of net investment income to
    average net assets..................   8.54%**         6.59%          6.64%         6.55%         6.20%         6.58%
Portfolio turnover rate ................   93%              328%           475%          585%          385%          223%

* Per share income and operating  expenses and net realized and unrealized  gain
(loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. ** Annualized. = Unaudited. (a) Effective February 7, 1997, the Fund converted from an open-end management investement company to a closed-end management investment company. The Fund has calculated total return on market value basis based upon purchases and sales of the Fund at current market values and reinvestment of dividends and distributions at lower of the per share net asset value on the payment date or the average of the closing market price for the five days preceding the payment date. (b) Ratio excluding interest expense was 1.40%**, 1.58% and 2.00% for the six months ended December 31, 1998 and the years ended June 30, 1998 and 1997, respectively. (c) Ratio after custodian credits was 2.61%** and 3.42% for the six months ended December 31, 1998 and the year ended June 30, 1998, respectively.


GLOBAL INCOME FUND
11 Hanover Square
New York, NY 10005

1-888-847-4200